1 Q3 2022 EARNINGS CONFERENCE CALL MICHAEL HAYFORD, CEO OWEN SULLIVAN, PRESIDENT & COO TIM OLIVER, CFO October 25, 2022

2 FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain “forward- looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “planned,” “objective,” “likely,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward- looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding: NCR’s focus on advancing our strategic growth initiatives and transforming NCR into a software-led as-a-service company with a higher mix of recurring revenue streams; our expectations of NCR's ability to deliver increased value to customers and stockholders; various macroeconomic challenges that may impact our financial performance in 2022; our expectations and assumptions regarding NCR's full year 2022 financial performance; an illustrative separation and targeted growth rates; expectations to leverage our software and payments platform to increase share of wallet; our focus on operational excellence; managing supply chain challenges; expectations regarding our evolution to a lean factory model by outsourcing manufacturing; free cash flow generation; and statements regarding the planned separation of NCR into two separate companies, including, but not limited to, statements regarding the anticipated timing and structure of such planned transaction, the future commercial or financial performance of the digital commerce company or the ATM company following such planned transaction, value creation and ability to innovate and drive growth generally as a result of such transaction, and the expected capital structure, net debt and pension obligations of the companies at the time of and following the transaction. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1A “Risk Factors” of NCR’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on February 25, 2022 and those factors detailed from time to time in NCR’s other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. These materials are dated October 25, 2022, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. NOTES TO INVESTORS

3 NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this conference call and in these materials will include or make reference to certain "non- GAAP" measures, including: selected measures, such as period-over-period revenue growth; gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); free cash flow; gross margin (non-GAAP); net debt; adjusted EBITDA; adjusted EBITDA growth; adjusted EBITDA margin; the ratio of net debt to adjusted EBITDA; operating income (non-GAAP); interest and other expense (non- GAAP); income tax expense (non-GAAP); effective income tax rate (non-GAAP); net income (non-GAAP); and measurements in constant currency. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non- GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. CHANGE IN REPORTABLE SEGMENTS. Effective January 1, 2022, the Company realigned its reportable segments to correspond with changes to its operating model, management structure and organizational responsibilities. Prior periods have been reclassified in order to conform to current period presentation. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, interchange and network revenue, cryptocurrency- related revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. (ii) the term "annual recurring revenue" or "ARR" is recurring revenue, excluding software license sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights. (iii) the term "CC" means constant currency. (iv) the term "LTM" means last twelve months. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. NOTES TO INVESTORS

4 OVERVIEW Strong execution Revenue up 8% CC Y/Y; Recurring revenue up 7% CC Y/Y Adjusted EBITDA growth of 15% CC Y/Y Adjusted EBITDA margin 19.3%, up 230 bps from Q2 2022

5 BUSINESS UPDATE Plan to separate NCR into two public companies Retail - Gaining traction in NCR EmeraldTM Hospitality - Another strong quarter Digital Banking – Winning in the market Payments - Solid year over year growth Self-Service Banking - Momentum in ATMaaS

6 Adjusted EBITDA up 8% y/y as reported and up 15% CC Non-GAAP diluted EPS up 16% y/y as reported and up 40% CC; FX impact $(0.12) Free Cash Flow challenged by near term investments in working capital and timing of disbursements Total Revenue/Recurring Adjusted EBITDA Non-GAAP Diluted EPS Free Cash Flow Revenue up 4% y/y as reported and up 8% CC; Recurring revenue up 3% y/y as reported and up 7% CC Q3 2022 FINANCIAL RESULTS $ in millions, except for EPS $1,901 $352 $125 $1,997 $339 $0.69 $0.71 $— $(28) $1,972 $380 $0.80 $1,181 $1,217 $1,222

7 $ in millions, except platform lanes RETAIL Revenue Adjusted EBITDA Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 $0 $70 $140 SCO RevenuePlatform Lanes ARR Up 16% y/y Key Metrics Up 2% y/yUp 202% y/y $541 $562 $104 $104 15,032 45,361 $997 $1,021 $277 $242 $575 $128 $1,017 35,700 $281 $271 3,587 $954 35% CC12% CC

8 $ in millions, except site counts HOSPITALITY Revenue Adjusted EBITDA Platform Sites ARR Up 32% y/y Up 8% y/y Key Metrics $224 $238 $44 $46 21,875 28,073 $474 $509 $238 $51 $510 28,852 $40118,629 Payments Sites Up 111% y/y 2,111 3,989 4,458 324 16% CC 8% CC

9 $ in millions DIGITAL BANKING Revenue Adjusted EBITDA $128 Active Users ARR Down 1% y/y Up 3% y/y Key Metrics $131 $56 $52 18.9M 18.8M $462 $477 $137 $60 18.1M $477 17.5M $424 Registered Users Flat y/y 26.5M 26.6M 25.6M 24.3M 15% CC7% CC

10 $ in millions PAYMENTS & NETWORK Revenue Adjusted EBITDA $304 Endpoints (in thousands) Transactions (in millions) ARR Up 25% y/y Up 2% y/y Up 11% y/y Key Metrics $332 18 $97 $111 574 584 $1,207 $1,334 104 129 $336 $114 573 $1,320130 94 $79 14% CC 7% CC

11 $ in millions, except units and percentages SELF-SERVICE BANKING Revenue Adjusted EBITDA $637 Software & Services Revenue Mix ATMaaS Units ARR Flat y/y Up 185% y/y Up 4% y/y Key Metrics $679 66% $142 $155 4,386 4,454 $1,376 $1,411 69% 67% $640 $150 12,491 $1,435 69% 448 $1,300 1% CC 6% CC

12 $ in millions Free Cash Flow Q3 2022 Q3 2021 Cash provided by operating activities $127 $497 Less: Total capital expenditures $(115) $(102) Less: Initial sale of Trade Accounts Receivable $— $(274) Plus: Restricted cash settlement activity ($43) $— Plus: Pension contributions $3 $4 Free Cash Flow $(28) $125 FREE CASH FLOW, NET DEBT & EBITDA Net Debt & EBITDA Q3 2022 Q2 2022 Debt $5,717 $5,605 Cash $(434) $(398) Net Debt $5,283 $5,207 Adjusted EBITDA LTM $1,343 $1,315 Net Debt / Adjusted EBITDA 3.9x 4.0x

13 NCR Separation Plan (1) There can be no guarantee that the planned separation will be completed in the expected form or within the expected time frame or at all. Nor can there be any guarantee that the digital commerce business and ATM business after a separation will be able to realize any of the potential strategic benefits, synergies or opportunities as a result of these actions. Neither can there be any guarantee that shareholders will achieve any particular level of shareholder returns. Nor can there be any guarantee that the planned separation will enhance value for shareholders, or that NCR or any of its divisions, or separate NCR RemainCo and ATM business, will be commercially successful in the future, or achieve any particular credit rating or financial results.

14 NCR Separation Plan (1) There can be no guarantee that the planned separation will be completed in the expected form or within the expected time frame or at all. Nor can there be any guarantee that the digital commerce business and ATM business after a separation will be able to realize any of the potential strategic benefits, synergies or opportunities as a result of these actions. Neither can there be any guarantee that shareholders will achieve any particular level of shareholder returns. Nor can there be any guarantee that the planned separation will enhance value for shareholders, or that NCR or any of its divisions, or separate NCR RemainCo and ATM business, will be commercially successful in the future, or achieve any particular credit rating or financial results. NCR RemainCo ATM SpinCo

Illustrative Separation

$ in millions

As of September 30, 2022 LTM	WholeCo	NCR RemainCo[3]	ATM SpinCo[3]
Revenue	$7,869	$4,047	$3,822
Adjusted EBITDA[1]	$1,343	$654	$689
Adjusted EBITDA margin %[1]	17.1%	16.2%	18.0%
Capital expenditures ("CAPEX")	$395	$267	$128

Targeted growth rates[2]	WholeCo	NCR RemainCo	ATM SpinCo
Revenue	6% - 9%	At or above high-end of WholeCo range	At or below low-end of WholeCo range
Adjusted EBITDA	9% - 12%	Grows faster than revenue	Grows faster than revenue
Free Cash Flow Conversion[4]	40% - 45% of Adj. EBITDA	At lower conversion than WholeCo	At higher conversion than WholeCo

[1] See definition in Supplementary Materials. [2] Illustrative targeted annual growth rates and WholeCo targeted growth rates are based on the 5-year strategic plan provided in NCR Investor Day 2021 presentation dated December 9, 2021. Actual results may differ and such differences may be material. Targeted annual growth rates should not be considered guidance or promises of future performance. [3] Final amounts will likely differ based on future carve-out audits and final structuring. [4] Free Cash Flow Conversion is defined as Adjusted EBITDA less CAPEX divided by Adjusted EBITDA. This definition differs from how NCR defines Free Cash Flow. For more details on the definitions, see the definitions in the Supplementary Materials as well as Notes to Investors.

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Targeted Capital Structure

WholeCo Current Capital Structure	
$ in millions	**September 30, 2022**
Total Unsecured Debt	**$3,300**
5.750% Senior Notes due 2027	500
5.000% Senior Notes due 2028	650
5.125% Senior Notes due 2029	1,200
6.125% Senior Notes due 2029	500
5.250% Senior Notes due 2030	450
Total Secured Debt	**$2,417**
Revolving Credit Facility	506
Term Loan A	1,183
Term Loan B	728
Total Debt	**$5,717**
(-) Cash and Cash Equivalents	(434)
Net Debt [(1)]	**$5,283**
Adjusted EBITDA LTM [(1)]	$1,343
Net Debt / Adj. EBITDA [(1)]	**3.9x**

NCR RemainCo Targeted Capital Structure Post Separation [(2)]

- **Retain majority of current debt stack**
- **Minimize debt friction cost**
- **Rework secured debt**
- **Target Net Debt / Adj. EBITDA[(1)] 3.0x - 3.4x**

ATM SpinCo Targeted Capital Structure Post Separation [(2)]

- **New Senior Notes**
- **New secured bank debt**
- **Currently anticipate pension plan remains with ATM SpinCo**
- **Target Net Debt / Adj. EBITDA[(1)] 3.4x - 3.8x**

WholeCo

- **Seek to generate $500M - $800M Free Cash Flow[(1)] between now and separation**

(1) See definition in Supplementary Materials. Actual results may differ and such differences may be material. Targeted free cash flow should not be considered guidance or promises of future performance. (2) There can be no guarantee that either NCR RemainCo's or ATM SpinCo's capital structure will be as assumed, and such differences could be material. The actual capital structure will depend in part on the timing of the transaction, the state of the credit and financial markets, the ability to consummate the transaction within existing debt covenants or the ability to obtain any needed amendments, waivers or consents from lenders and others, and other economic, financial and geopolitical factors, a number of which are beyond NCR's control.

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17 LOOKING FORWARD Strategic transformation to a software-led as-a-service company Allocate capital to highest return on investment opportunities Improve cost structure Drive cash flow generation Continue to execute in a difficult macro environment Plan to separate NCR into two public companies

18 SUPPLEMENTARY MATERIALS

19 Q3 2022 Q3 2021 % Change Revenue $1,972 $1,901 4% Gross Margin 493 520 (5)% Gross Margin Rate 25.0% 27.4% Operating Expenses 306 363 (16)% % of Revenue 15.5% 19.1% Operating Income 187 157 19% % of Revenue 9.5% 8.3% Interest and other expense, net (75) (115) (35)% Income Tax Expense (Benefit) 43 29 Effective Income Tax Rate 38.4% 69.0% Net Income (Loss) from Continuing Operations (attributable to NCR) $69 $12 475% Diluted EPS from Continuing Operations $0.46 $0.06 667% $ in millions, except per share amounts Q3 2022 GAAP RESULTS

20 Q3 2022 Q3 2021 % Change as Reported % Change Adjusted Constant Currency Revenue (non-GAAP) $1,972 $1,901 4% 8% Gross Margin (non-GAAP) 528 546 (3)% 2% Gross Margin Rate (non-GAAP) 26.8% 28.7% Operating Expenses (non-GAAP) 279 331 (16)% (12)% % of Revenue 14.1% 17.4% Operating Income (non-GAAP) 249 215 16% 25% % of Revenue 12.6% 11.3% Interest and other expense (non-GAAP) (75) (71) 6% 6% Income Tax Expense (non-GAAP) 54 41 32% 32% Effective Income Tax Rate (non-GAAP) 31.0% 28.5% Net Income (Loss) From Continuing Operations (attributable to NCR) (non- GAAP) $120 $102 18% 40% Diluted EPS (non-GAAP) $0.80 $0.69 16% 40% $ in millions, except per share amounts Q3 2022 OPERATIONAL RESULTS

21 While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. There can be no assurance that either NCR RemainCo or ATM SpinCo will utilize the non-GAAP metrics herein, that they will not use different metrics, or that they will define such metrics differently than as presented herein. Non-GAAP Diluted Earnings Per Share (EPS), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Operating Expenses (non-GAAP), Operating Income (non-GAAP), Operating Margin Rate (non-GAAP), Interest and Other (Expense) (non-GAAP), Income Tax Expense (non- GAAP), Effective Income Tax Rate (non-GAAP), and Net Income from Continuing Operations Attributable to NCR (non-GAAP). NCR’s non-GAAP diluted EPS, gross margin (non-GAAP), gross margin rate (non-GAAP), operating expenses (non-GAAP), operating income (non-GAAP), operating margin rate (non-GAAP), interest and other (expense) (non-GAAP), income tax expense (non-GAAP), effective income tax rate (non- GAAP), and net income from continuing operations attributable to NCR (non-GAAP) are determined by excluding, as applicable, pension mark- to-market adjustments, pension settlements, pension curtailments and pension special termination benefits, as well as other special items, including amortization of acquisition related intangibles and transformation and restructuring activities, from NCR’s GAAP earnings per share, gross margin, gross margin rate, expenses, income from operations, operating margin rate, interest and other (expense), income tax expense, effective income tax rate and net income from continuing operations attributable to NCR, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow. NCR defines free cash flow as net cash provided by (used in) operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus/minus restricted cash settlement activity, plus acquisition related items, less the impact from the initial sale of Trade accounts receivables under the agreement entered into during the 3rd quarter of 2021, and plus pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures, which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have uniform definitions under GAAP and, therefore, NCR's definitions may differ from other companies' definitions of these measures. NON-GAAP MEASURES

22 Net Debt and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus stock-based compensation expense; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles and transformation and restructuring charges, among others. NCR uses Adjusted EBITDA to manage and measure the performance of its business segments. NCR also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. Adjusted EBITDA margin is calculated based on Adjusted EBITDA as a percentage of total revenue. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the Company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is a measure frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve-month Adjusted EBITDA. Special Item Related to Russia The war in Eastern Europe and related sanctions imposed on Russia and related actors by the United States and other jurisdictions required us to commence the orderly wind down of our operations in Russia beginning in the first quarter of 2022. As of September 30, 2022, we have ceased operations in Russia and are in process of dissolving our only subsidiary in Russia. As a result, for the nine months ending September 30, 2022, our non-GAAP presentation of the measures described above exclude the immaterial impact of our operating results in Russia, as well as the impact of impairments taken to write down the carrying value of assets and liabilities, severance charges, and the assessment of collectability on revenue recognition. We consider this to be a non-recurring special item and management has reviewed the results of its business segments excluding these impacts. We have not adjusted the presentation of the prior year period due to the immaterial impact of Russia to revenue and income from continuing operations for the three and nine months ended September 30, 2021. NON-GAAP MEASURES

23 Constant currency. NCR presents certain financial measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, NCR’s management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR’s management believes that presentation of financial measures without this result may contribute to an understanding of the Company's period-over-period operating performance and provides additional insight into historical and/or future performance, which may be helpful for investors. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. NON-GAAP MEASURES

24 Q3 2022 Q2 2022 Q3 2021 Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 69 $ 35 $ 12 Transformation & Restructuring Costs 17 49 5 Acquisition-Related Amortization of Intangibles 44 45 45 Acquisition-Related Costs 1 3 9 Loss on Debt Extinguishment — — 42 Interest Expense 74 67 68 Interest Income (3) (2) — Depreciation and Amortization 107 104 104 Income Taxes 43 — 29 Stock Compensation Expense 28 35 38 Russia — 3 — Adjusted EBITDA (non-GAAP) $ 380 $ 339 $ 352 GAAP TO NON-GAAP RECONCILIATION $ in millions

25 Q3 2022 LTM Q2 2022 LTM Q3 2021 LTM Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 135 $ 78 $ (92) Pension Mark-to-Market Adjustments (118) (118) 34 Transformation & Restructuring Costs 139 127 222 Acquisition-Related Amortization of Intangibles 174 175 107 Acquisition-Related Costs 15 23 86 Loss on Debt Extinguishment — 42 42 Interest Expense 268 262 225 Interest Income (10) (7) (7) Depreciation and Amortization 421 418 324 Income Taxes 165 151 57 Stock Compensation Expense 132 142 151 Russia 22 22 — Adjusted EBITDA (non-GAAP) $ 1,343 $ 1,315 $ 1,149 GAAP TO NON-GAAP RECONCILIATION $ in millions

26 Q3 2022 Q2 2022 Q3 2021 Retail $ 128 $ 104 $ 104 Hospitality 51 46 44 Digital Banking 60 56 52 Payments & Network 114 97 111 Self-Service Banking 150 142 155 Corporate and Other (112) (98) (109) Eliminations (11) (8) (5) Adjusted EBITDA $ 380 $ 339 $ 352 ADJUSTED EBITDA BY SEGMENT $ in millions

GAAP TO NON-GAAP RECONCILIATION

Q3 2022

$ in millions, except per share amounts

	Q3 QTD 2022 GAAP	Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Russia	Q3 QTD 2022 non-GAAP
Product revenue	**$590**	$—	$—	$—	$—	**$590**
Service revenue	**1,382**	—	—	—	—	**1,382**
Total revenue	**1,972**	**—**	**—**	**—**	**—**	**1,972**
Cost of products	**524**	(5)	(1)	—	—	**518**
Cost of services	**955**	(3)	(26)	—	—	**926**
Gross margin	**493**	**8**	**27**	**—**	**—**	**528**
Gross margin rate	***25.0%***	*0.4%*	*1.4%*	*—%*	*—%*	***26.8%***
Selling, general and administrative expenses	**284**	(8)	(17)	(1)	—	**258**
Research and development expenses	**22**	(1)	—	—	—	**21**
Total operating expenses	**306**	(9)	(17)	(1)	—	**279**
Total operating expense as a % of revenue	*15.5%*	*(0.5)%*	*(0.9)%*	*(0.1)%*	*—%*	***14.1%***
Income from operations	**187**	**17**	**44**	**1**	**—**	**249**
Income from operations as a % of revenue	*9.5%*	*0.9%*	*2.2%*	*0.1%*	*—%*	***12.6%***
Interest and Other (expense) income, net	**(75)**	—	—	—	—	**(75)**
Income from continuing operations before income taxes	**112**	17	44	1	—	**174**
Income tax (benefit) expense	**43**	1	10	—	—	**54**
Effective income tax rate	***38.4%***					***31.0%***
Income from continuing operations	**69**	16	34	1	—	**120**
Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	**—**
Income from continuing operations (attributable to NCR)	**$69**	**$16**	**$34**	**$1**	**$—**	**$120**
Diluted earnings per share	**$0.46**	**$0.11**	**$0.23**	**$0.01**	**$—**	**$0.80**
Diluted shares outstanding	**140.3**					**149.5**

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28 Q3 QTD 2022 GAAP Q3 QTD 2022 non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $69 $120 Dividends on convertible preferred shares $(4) $— Income from continuing operations attributable to NCR common stockholders $65 $120 Weighted average outstanding shares: Weighted average diluted shares outstanding 140.3 140.3 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 140.3 149.5 Diluted earnings per share from continuing operations (1) $0.46 $0.80 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q3 2022 $ in millions, except per share amounts

GAAP TO NON-GAAP RECONCILIATION

Q3 2021

$ in millions, except per share amounts

	Q3 QTD 2021 GAAP	Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Debt Refinancing & Extinguishment	Q3 QTD 2021 non-GAAP
Product revenue	**$520**	$—	$—	$—	$—	**$520**
Service revenue	**1,381**	—	—	—	—	**1,381**
Total revenue	**1,901**	**—**	**—**	**—**	—	**1,901**
Cost of products	**429**	—	(3)	—	—	**426**
Cost of services	**952**	(3)	(20)	—	—	**929**
Gross margin	**520**	**3**	**23**	**—**	**—**	**546**
Gross margin rate	***27.4%***	*0.1%*	*1.2%*	*—%*	*—%*	***28.7%***
Selling, general and administrative expenses	**294**	(2)	(22)	(8)	—	**262**
Research and development expenses	**69**	—	—	—	—	**69**
Total expenses	**363**	(2)	(22)	(8)	—	**331**
Total expense as a % of revenue	***19.1%***	*(0.1)%*	*(1.2)%*	*(0.4)%*	*—%*	***17.4%***
Income from operations	**157**	**5**	**45**	**8**	**—**	**215**
Income from operations as a % of revenue	**8.3%**	0.3%	2.3%	0.4%	—%	**11.3%**
Interest and Other (expense) income, net	**(115)**	—	—	1	43	**(71)**
Income from continuing operations before income taxes	**42**	5	45	9	43	**144**
Income tax expense	**29**	—	10	1	1	**41**
Effective income tax rate	***69.0%***					***28.5%***
Income from continuing operations	**13**	5	35	8	42	**103**
Net income attributable to noncontrolling interests	**1**	—	—	—	—	**1**
Income from continuing operations (attributable to NCR)	**$12**	**$5**	**$35**	**$8**	**$42**	**$102**
Diluted (loss) earnings per share	**$0.06**	**$0.03**	**$0.24**	**$0.05**	**$0.29**	**$0.69**
Diluted shares outstanding	**137.8**					**147.0**

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30 Q3 QTD 2021 GAAP Q3 QTD 2021 non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $12 $102 Dividends on convertible preferred shares (4) — Income from continuing operations attributable to NCR common stockholders $8 $102 Weighted average outstanding shares: Weighted average diluted shares outstanding 137.8 137.8 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 137.8 147.0 Diluted earnings per share from continuing operations (1) $0.06 $0.69 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q3 2021 $ in millions, except per share amounts

31 Q3 2022 Q2 2022 Q3 2021 Cash provided by operating activities $127 $80 $497 Less: Total capital expenditures $(115) $(94) $(102) Less: Sale of Accounts Receivables $— $— $(274) Plus: Pension contributions $3 $5 $4 Plus: Restricted Cash Settlement Activity ($43) $9 $— Free Cash Flow $(28) $— $125 $ in millions GAAP TO NON-GAAP RECONCILIATION

32 Q3 2022 Operational Results % Change as Reported Favorable (Unfavorable) FX Impact % Change Adjusted Constant Currency Revenue (non-GAAP) 4% (4)% 8% Gross Margin (non-GAAP) (3)% (5)% 2% Operating Expenses (non-GAAP) (16)% 4% (12)% Operating Income (non-GAAP) 16% (9)% 25% Interest and other expense (non-GAAP) 6% —% 6% Income Tax Expense (non-GAAP) 32% —% 32% Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) 18% (22)% 40% Diluted EPS (non-GAAP) 16% (24)% 40% Recurring Revenue 3% (4)% 7% $ in millions, except per share amounts RECONCILIATION OF CONSTANT CURRENCY

33 Revenue Growth % (GAAP) Favorable (Unfavorable) FX Impact Revenue Growth % Constant Currency (non-GAAP) Retail 6% (6) % 12 % Hospitality 6% (2) % 8 % Digital Banking 7% — % 7 % Payments & Network 11% (3) % 14 % Self-Service Banking — % (6) % 6 % Other (23) % (5) % (18) % Eliminations 50% — % 50 % Total Revenue 4% (4) % 8 % RECONCILIATION OF CONSTANT CURRENCY $ in millions

34 Adjusted EBITDA Growth % Favorable (Unfavorable) FX Impact Adjusted EBITDA Growth % Constant Currency (non-GAAP) Retail 23% (12) % 35 % Hospitality 16% — % 16 % Digital Banking 15% — % 15 % Payments & Network 3% (4) % 7 % Self-Service Banking (3) % (4) % 1 % Corporate and Other (3) % — % (3) % Eliminations (120) % — % (120) % Adjusted EBITDA 8% (7) % 15 % RECONCILIATION OF CONSTANT CURRENCY $ in millions

35 THANK YOU